EXHIBIT 10





                   AGREEMENT AND PLAN OF REORGANIZATION

             FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF

                      COMMON STOCK OF COMPSPORTS USA, INC.

                            BY ACCORD VENTURES, INC.

                                TABLE OF CONTENTS

                                                                                                         PAGE
RECITALS.........................................................................................         1

ARTICLE I - THE REORGANIZATION...................................................................         2

ARTICLE II - EXCHANGE OF SHARES..................................................................         5

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF COMPSPORTS.......................................         6

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF ACCORD............................................        13

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS.......................................        21

ARTICLE VI - MISCELLANEOUS.......................................................................        22


EXHIBITS:

     List of COMPSPORTS Shareholders.............................................................        "A"

     ACCORD Letter of Intent.....................................................................        "B"

     Resolutions of ACCORD.......................................................................        "C"

     Indemnification of the Shareholders.........................................................        "D"

     Copies of Shares or Lost Certificate Affidavits.............................................        "E"

     Legal Opinion of ACCORD Counsel.............................................................        "F"

     Schedule of Exceptions of COMPSPORTS........................................................        "G"

     Financial Statements of COMPSPORTS..........................................................        "H"

     List of COMPSPORTS Bank Accounts and Signatories Therefor...................................        "I"

     Schedule of Exceptions of ACCORD............................................................        "J"

     Financial Statements of ACCORD..............................................................        "K"

     List of ACCORD Bank Accounts and Signatories Therefor.......................................        "L"

                      AGREEMENT AND PLAN OF REORGANIZATION
             FOR THE ACQUISITION OF ALL OF THE OUTSTANDING SHARES OF
                      COMMON STOCK OF COMPSPORTS USA, INC.
                            BY ACCORD VENTURES, INC.

         THIS AGREEMENT AND PLAN OF REORGANIZATION, dated this 15th day of March, 2000, by and among the common shareholders of COMPSPORTS USA, INC., whose names are listed in Exhibit "A," a copy of which is attached hereto and incorporated herein by this reference (the "Shareholders"), COMPSPORTS USA, INC. ("COMPSPORTS"), a Nevada corporation, and ACCORD VENTURES, INC. ("ACCORD"), a Nevada corporation.

                                    RECITALS:

         A. WHEREAS, the Shareholders together own, beneficially and of record, the issued and outstanding shares of the common stock of COMPSPORTS (hereinafter the shares of common stock are referred to as the "Exchanged Shares") as set forth in the schedule attached hereto and incorporated herein by this reference as Exhibit "A;" and

         B. WHEREAS, ACCORD desires to purchase from each of the Shareholders all of the outstanding Exchanged Shares owned by them solely in exchange for an aggregate of sixty percent (60%) of the outstanding shares (the "ACCORD Shares") of the common stock of ACCORD, par value $.001, and each of the Shareholders desires to exchange their Exchanged Shares for the ACCORD Shares, the number of the Exchanged Shares being surrendered and the number of ACCORD Shares being received by each of the Shareholders is as set forth in Exhibit "A" hereto; and

         C. WHEREAS, ACCORD, acting through ALLEN WILSON ("WILSON"), its President, and the Shareholders have heretofore entered into a letter of intent as set forth in the letter from WILSON, the President of ACCORD, to COMPSPORTS, a copy of which is attached hereto as Exhibit "B" (the "ACCORD Letter of Intent"), providing for the acquisition by ACCORD from each of the Shareholders of all of the Exchanged Shares in exchange for the ACCORD Shares and on certain additional terms and conditions specified therein; and

         D. WHEREAS, the parties hereto desire to set forth the definitive terms and conditions upon which each of the Shareholders shall sell to ACCORD, and ACCORD shall purchase from each of the Shareholders, all of the Stock of COMPSPORTS owned by each of them, as contemplated by and in furtherance of the ACCORD Letter of Intent; and

         E. WHEREAS, it is intended that COMPSPORTS, ACCORD, and their respective shareholders will recognize no gain or loss for U.S. federal income tax purposes under Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder as a result of the Reorganization; and

         F. WHEREAS, the parties hereto have entered into additional agreements simultaneously with the execution of this Agreement which are not intended to influence the tax-free result of exchange of the Exchanged Shares for the ACCORD Shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein, and in accordance with the applicable provisions of state law, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                               THE REORGANIZATION

         1.1 THE REORGANIZATION. On and as of the Closing (as defined in Section
1.2 below) of this Agreement, the Shareholders shall surrender all of their Exchanged Shares in exchange for the ACCORD Shares in the amounts set forth opposite the respective names of the Shareholders in Exhibit "A." The transactions contemplated hereby are intended to qualify as a tax-free reorganization under ss.368(a)(1)(B) of the Code and the regulations promulgated thereunder and the parties hereto agree to report them as such.

         1.2 CLOSING. The closing of the Reorganization (the "Closing") shall take place (i) at the offices of Gibson, Haglund & Paulsen, counsel to ACCORD, at 2 Park Plaza,

Suite 450, Irvine, Nevada 92614 at 10:00 a.m., local time, on March 15, 2000; or
(ii) at such other time and place and on such other date as the Shareholders, COMPSPORTS, and ACCORD agree (the "Closing Date"). The Closing Date shall be the effective date of the Reorganization.

         1.3 TAKING OF NECESSARY ACTIONS. COMPSPORTS and ACCORD shall each take all such actions as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated hereby and to make the Reorganization effective as of the Effective Date. If at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement and to vest ACCORD with full title to all of the Exchanged Shares, the Shareholders and the officers and directors of COMPSPORTS and ACCORD, at the expense of ACCORD, shall take all such necessary or appropriate action. To effect the intents and purposes of this Agreement, the following actions shall be taken at the Closing, shall be deemed to occur simultaneously, and the accomplishment of which actions by the parties whose duty it is to perform such actions is duly acknowledged by the execution of this Agreement by the parties hereto:

                  1.3.1 ELECTION OF DIRECTORS. ACCORD shall deliver to the Shareholders a Certificate of Secretary of ACCORD, a copy of which is attached hereto as Exhibit "C," evidencing the adoption by the Board of Directors of ACCORD of resolutions (i) electing and appointing the Shareholders as a member of the Board of Directors of ACCORD, (ii) providing for indemnification of the members of the Board of Directors of ACCORD reasonably satisfactory to counsel to the Shareholders, and (iii) approving the execution of an indemnification agreement, a copy of which is attached hereto as Exhibit "D" in favor of the Shareholders by the Chief Executive Officer of ACCORD (the "Indemnification Agreement").

                  1.3.2 EXECUTION AND DELIVERY OF INDEMNIFICATION AGREEMENTS. The Chief Executive Officer of ACCORD shall execute and deliver two copies of the Indemnification Agreement in the form attached hereto as Exhibit "D" to the Shareholders who shall countersign the Indemnification Agreement and deliver an executed copy to ACCORD.

                  1.3.3 NEGOTIATION OF EMPLOYMENT AGREEMENTS. As soon as practicable after the Closing, but in no event longer than 60 days after the Closing Date, ACCORD and COMPSPORTS agree to negotiate in good faith with respect to entering into employment agreements, to be approved by the Board of Directors of ACCORD, and entered into by and between ACCORD, as employer, and the Shareholders, who are currently employed by COMPSPORTS.

                  1.3.4 DELIVERY OF EXCHANGED SHARES TO ACCORD; DELIVERY OF THE ACCORD SHARES TO THE SHAREHOLDERS. In consideration of the tender by the Shareholders of their Exchanged Shares, or lost certificate affidavits in form acceptable to ACCORD, copies of which are attached hereto as Exhibit "E," ACCORD shall deliver the ACCORD Shares to the Shareholders, on behalf of the Shareholders, in such amounts as set forth in Exhibit "A."

                  1.3.5 LEGAL OPINION. Counsel to ACCORD shall deliver to the Shareholders an opinion of counsel, in the form of Exhibit "F," a copy of which is attached hereto, addressed to the Shareholders.

                                   ARTICLE II

                               EXCHANGE OF SHARES

         2.1 EXCHANGE OF SHARES. Subject to the terms and conditions of this Agreement, on the Closing Date, by virtue of the Reorganization and without any further action on the part of the Shareholders, COMPSPORTS, or ACCORD, all of the Exchanged Shares shall be exchanged for the ACCORD Shares in the amounts to the Shareholders as set forth in Exhibit "A." Each share of the ACCORD Shares shall be validly issued, duly authorized, fully paid, and nonassessable shares of the Common Stock of ACCORD as of the Closing Date.

         2.2 EXCHANGE OF CERTIFICATES. At the Closing, ACCORD shall present and deliver to the Shareholders the stock certificates representing all of the ACCORD Shares. Upon delivery thereof, the Shareholders shall present and deliver to ACCORD all of the certificates representing the Exchanged Shares, or lost certificate affidavits in form acceptable to ACCORD.

         2.3 NO FURTHER RIGHTS. From and after the Closing Date, holders of certificates formerly evidencing the Exchanged Shares shall cease to have any rights as shareholders of COMPSPORTS, except as provided herein or by law.

         2.4      CONDITIONS PRECEDENT TO CLOSING.

                  2.4.1 The Closing shall be contingent upon the agreement of Shareholders holding a minimum of 80% of the outstanding Exchange Shares. At such time as Shareholders holding a minimum of 80% of the Exchanged Shares have entered into this Agreement, the parties shall proceed with the Closing.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                  OF COMPSPORTS

         Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by reference as Exhibit "G," COMPSPORTS represents and warrants to, and covenants with, ACCORD, as of the date hereof and as of the Closing Date, as follows:

         3.1 ORGANIZATION AND CORPORATE POWER. COMPSPORTS is a corporation duly organized, in good standing, and validly existing under the laws of Nevada.
COMPSPORTS has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The charter documents of COMPSPORTS, the Bylaws of COMPSPORTS as amended to date, and the resolutions of COMPSPORTS's shareholders (if necessary) and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary, which have previously been provided to ACCORD by COMPSPORTS, are true and complete copies thereof as currently in effect.

         3.2 AUTHORIZATION. COMPSPORTS has full corporate power, legal capacity, and authority to enter into this Agreement, to execute all attendant documents and instruments contemplated hereby, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and instrument to be executed by COMPSPORTS in connection herewith, has been effectively authorized by all necessary action on the part of COMPSPORTS, including without limitation the approvals of COMPSPORTS's Board of Directors (and the Shareholders if necessary), which authorizations remain in full force and effect, have been duly executed and delivered by COMPSPORTS. No other authorizations or proceedings on the part of COMPSPORTS or the Shareholders, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of COMPSPORTS and each of the Shareholders and is enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         3.3. NO CONFLICTS; NO CONSENTS. Neither the execution and delivery of this Agreement, nor the consummation by COMPSPORTS or the Shareholders of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument, permit, authorization, or obligation (including, without limitation, any of its charter documents) to which COMPSPORTS is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to COMPSPORTS or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of COMPSPORTS. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by COMPSPORTS or the Shareholders of the transactions contemplated by this Agreement.

         3.4 CAPITALIZATION. The authorized capital stock of COMPSPORTS consists of 100,000 shares of common stock, par value $.001. As of the date hereof, there are 100,000 shares of common stock issued and outstanding. There are no outstanding contracts or other rights to subscribe for or purchase, or contracts or obligations to issue or grant any rights to acquire any equity security of COMPSPORTS. COMPSPORTS does not have any contracts or obligations to redeem, repurchase, or otherwise reacquire any equity security of COMPSPORTS. All of the Exchanged Shares are duly authorized, validly issued and outstanding, fully paid, and nonassessable and have been issued in conformity with all applicable laws.

         3.5 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best knowledge of COMPSPORTS, threatened against or affecting COMPSPORTS affecting the Shareholders' rights in the Exchanged Shares (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers, directors of COMPSPORTS or the Shareholders in connection with the business, operations or affairs of either of them, which might reasonably be expected to result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of COMPSPORTS, or which question or challenge the Reorganization. COMPSPORTS is not subject to any voluntary or involuntary proceeding under federal bankruptcy laws and has not made an assignment for the benefit of creditors.

         3.6 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES AND CERTAIN DEVELOPMENTS. Attached hereto as Exhibit "H" are the unaudited financial statements of COMPSPORTS for the period from October 29, 1999, the date of incorporation, to November 30, 1999, consisting of COMPSPORTS's balance sheet as of such dates (the "Balance Sheets"), the related statements of profit or loss for the period then ended, and the respective notes thereto. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "COMPSPORTS Financial Statements." The COMPSPORTS Financial Statements (i) are derived from the books and records of COMPSPORTS, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of COMPSPORTS, (ii) fairly present in all material respects the financial condition of COMPSPORTS on the date of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (subject to possible adjustments or addition of footnotes for the period covered by such statements. Except as and to the extent reflected or reserved against in the Balance Sheets, and as to matters arising in the ordinary course of its business since the respective dates of the Balance Sheets,

COMPSPORTS has no liability or obligation of a type required by generally accepted accounting principles to be reflected in the Balance Sheets (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of COMPSPORTS. Except as set forth in Exhibit "H," since November 30, 1999, there has been (a) no declaration, setting aside or payment of any dividend or other distribution with respect to the Exchanged Shares or redemption, purchase or other acquisition of any of the Exchanges Shares or any split-up or other recapitalization relative to any of the Exchanged Shares or any action authorizing or obligating COMPSPORTS to do any of the foregoing, (b) no material loss, destruction or damage to any material property or asset of COMPSPORTS, whether or not insured,
(c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by COMPSPORTS otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by COMPSPORTS of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Balance Sheets, or current liabilities incurred since the date thereof in the ordinary course of business, (e) no sale, assignment or transfer by COMPSPORTS of any of its tangible or intangible assets except in the ordinary course of business, cancellation by COMPSPORTS of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by COMPSPORTS of any rights of value which, in any such case, is material to the business of COMPSPORTS, (f) no payment of any bonus to or change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment, (g) no write-off or material reduction in the carrying value of any asset which is material to the business of COMPSPORTS, (h) no disposition or lapse of rights as to any intangible property which is material to the business of COMPSPORTS, (i) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of COMPSPORTS, (j) no agreement to do any of the things described in this Section 3.6, and (k) no material adverse change in the condition (financial or otherwise) of COMPSPORTS or in its assets, liabilities, properties, business, or prospects.

         3.7 APPLICABLE PERMITS; COMPLIANCE WITH LAWS. COMPSPORTS (i) holds all licenses, franchises, permits, and authorizations necessary for the lawful conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of COMPSPORTS, and (ii) has complied with all applicable statutes, laws, ordinances, rules, and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of COMPSPORTS.

         3.8 DISCLOSURE. Neither this Agreement, nor any material certificate, exhibit, or other written document or statement, furnished to ACCORD by or on behalf of COMPSPORTS or, to its knowledge, the Shareholders in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. Neither COMPSPORTS nor, to its knowledge, any of the Shareholders has any knowledge of any fact which has not been disclosed in writing to ACCORD which may reasonably be expected to materially and adversely affect the business, properties, or assets, or the condition (financial or otherwise) of COMPSPORTS or title of the Shareholders to the Exchanged Shares or their ability to perform all of the obligations to be performed by them under this Agreement and/or any other agreement between COMPSPORTS, the Shareholders, and ACCORD to be entered into pursuant to any provision of this Agreement.

         3.9 OWNERSHIP OF COMPSPORTS. COMPSPORTS issued each Shareholder that number of Shares set forth opposite the Shareholder's respective name on Exhibit "A," which shares together constitute all of the issued and outstanding shares of the capital stock, common and preferred, of COMPSPORTS. The Shares are duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued by COMPSPORTS in conformity with all applicable laws.

         3.10 SUBSIDIARIES. COMPSPORTS has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the COMPSPORTS Financial Statements.

         3.11 REAL PROPERTY. COMPSPORTS has no real property owned by or leased to and occupied or subleased by it, and COMPSPORTS neither owns nor leases, nor occupies, any other real property.

         3.12 TANGIBLE PERSONAL PROPERTY. COMPSPORTS owns no personal property and is not a party to any leases of tangible personal property.

         3.13 TAX MATTERS. COMPSPORTS has, since its inception, duly filed all material federal, state, municipal, local, and other tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to COMPSPORTS. Copies of all such tax returns have been made available for inspection by ACCORD prior to the execution hereof. All federal, state, municipal, local, and other taxes shown to be due on such returns have been paid or will be paid prior to the time they become delinquent. The amounts reflected in the Balance Sheets as liabilities or reserves for taxes which are due but not yet payable are sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove and COMPSPORTS has no knowledge of any proposed liability for taxes to be imposed upon its properties or assets for which there is not adequate reserve reflected in the COMPSPORTS Financial Statements.

         3.14     ACCOUNTS RECEIVABLE.  COMPSPORTS has no accounts receivable.

         3.15 INVENTORY. COMPSPORTS has no inventories of raw materials, work-in-process, or finished goods.

         3.16 CONTRACTS AND COMMITMENTS. COMPSPORTS has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of COMPSPORTS in excess of $5,000 (other than obligations which are included in accounts payable), and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibits "G" and "H." True and complete copies of all such contracts and other agreements listed in Exhibits "G" and "H" which involve a commitment or liability of COMPSPORTS in excess of $5,000 have been made available to ACCORD prior to the execution hereof. As of the date hereof, to the best of their knowledge, there exist no circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. COMPSPORTS has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and adversely affected by the execution and delivery of this Agreement without any further action. COMPSPORTS has no contract, agreement, obligation or commitment which to the best knowledge of COMPSPORTS requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to COMPSPORTS's business, assets, condition (financial and otherwise), or prospects.

         3.17 PROPRIETARY INFORMATION. COMPSPORTS does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of COMPSPORTS, nor does any present or former shareholder, officer, director or employee of COMPSPORTS own any patent rights relating to any products manufactured, rented or sold by COMPSPORTS.

         3.18     INSURANCE.  COMPSPORTS maintains no insurance policies.

         3.19 ARRANGEMENTS WITH EMPLOYEES; LABOR RELATIONS. No stockholder, director, officer or employee of COMPSPORTS is presently a party to any transaction with COMPSPORTS, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. COMPSPORTS has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of COMPSPORTS presently seeking the right to enter into collective bargaining with COMPSPORTS on behalf of any of its employees.

COMPSPORTS has furnished ACCORD with a copy of all written  personnel  policies,
including  without  limitation  vacation,   severance,  bonus,  pension,  profit
sharing, and commissions policies applicable to any of COMPSPORTS's employees.

         3.20 BANK ACCOUNTS. All bank and savings accounts, and other accounts at similar financial institutions, of COMPSPORTS existing at date of Closing are listed on Exhibit "I." Exhibit "I" contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of COMPSPORTS.

         3.21 POWERS OF ATTORNEY. No valid powers of attorney from COMPSPORTS to any person or entity exist as of the date of this Agreement.

         3.22 ABSENCE OF QUESTIONABLE PAYMENTS. To the best of its knowledge, neither COMPSPORTS nor any shareholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

         3.23 RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS. No present substantial customer or substantial supplier to COMPSPORTS has indicated an intention to terminate or materially and adversely alter its existing business relationship therewith, and, to the best knowledge of COMPSPORTS, none of the present customers of or substantial suppliers to COMPSPORTS intends to do so.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                    OF ACCORD

         Except as set forth in the Schedule of Exceptions attached hereto and incorporated herein by this reference as Exhibit "J," ACCORD hereby represents and warrants to, and covenants with, each of the Shareholders and COMPSPORTS as follows:

         4.1 ORGANIZATION AND CORPORATE POWER. ACCORD is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon ACCORD. ACCORD has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The Articles of Incorporation as amended to date, certified by the Secretary of State of Nevada, the Bylaws of ACCORD as amended to date, and the resolutions of ACCORD's shareholders and directors authorizing the execution, delivery, and performance of this Agreement, all certified by the President and the Secretary of ACCORD, which have previously been provided to COMPSPORTS by ACCORD, are true and complete copies thereof as currently in effect.

         4.2 AUTHORIZATION. ACCORD has full corporate power, legal capacity and corporate authority to enter into this Agreement, to execute all attendant documents and instruments contemplated hereby, to enter into this Reorganization, and to perform all of its obligations hereunder. This Agreement, and each and every other agreement, document and instrument to be executed by ACCORD in connection herewith, has been effectively authorized by all necessary action on the part of ACCORD, including without limitation the approvals of ACCORD's Board of Directors (and shareholders, if necessary) which authorizations remain in full force and effect, have been duly executed and delivered by ACCORD, and no other authorizations or proceedings on the part of ACCORD, or otherwise, are required to authorize this Agreement and/or the transactions contemplated hereby. This Agreement constitutes the legal, valid, and binding obligation of ACCORD and is enforceable against ACCORD in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         4.3. NO CONFLICTS; NO CONSENTS. Neither the execution and delivery of this Agreement, nor the consummation by ACCORD of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a material breach of, violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which ACCORD is a party or by which it or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to ACCORD or its assets or properties, the violation of which would have a material adverse effect upon the business, properties, or assets, or in the condition (financial or otherwise) of ACCORD. No authorization, consent or approval of any public body or authority was or is necessary for the consummation by ACCORD of the transactions contemplated by this Agreement.

         4.4 CAPITALIZATION. The authorized capital stock of ACCORD consists of 200,000,000 shares of common stock, par value $.001. As of the date hereof, there are 5,180,000 shares of common stock issued and outstanding. All of the shares of common stock issued and outstanding are validly issued, fully paid, and nonassessable. Except as disclosed in Exhibit "J," there are no outstanding contracts or other rights to subscribe for or purchase, or contracts or obligations to issue or grant any rights to acquire any equity security of ACCORD. ACCORD does not have any contracts or obligations to redeem, repurchase or otherwise reacquire any equity security of ACCORD. All of the ACCORD Shares, when issued to the Shareholders, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and were issued in conformity with all applicable laws.

         4.5 FINANCIAL STATEMENTS OF ACCORD; ABSENCE OF UNDISCLOSED LIABILITIES; NO ADVERSE CHANGES. Attached hereto as Exhibit "K" are the audited financial statements of ACCORD for the year ended June 30, 1999, and the unaudited financial statements for the quarter ended September 30, 1999, consisting of ACCORD's balance sheets as of such date (the "Balance Sheets"), the related statements of profit or loss for the periods then ended, and the respective notes thereto. Such financial statements (and the notes related thereto) are herein sometimes collectively referred to as the "ACCORD Financial Statements." The ACCORD Financial Statements (i) are derived from the books and records of ACCORD, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of ACCORD, (ii) fairly and accurately present the financial condition of ACCORD on the date of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto). Except as and to the extent reflected or reserved against in the Balance Sheets, and as to matters arising in the ordinary course of its business since the respective dates of the Balance Sheets, ACCORD has no liability or obligation (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, condition (financial or otherwise) or prospects of ACCORD. Except as set forth in Exhibit "K," since the dates of the respective Balance Sheets, there has been
(a) no declaration, setting aside or payment of any dividend or other distribution with respect to the common stock of ACCORD or redemption, purchase or other acquisition of any of the common stock of ACCORD or any split-up or other recapitalization relative to any of the common stock of ACCORD or any action authorizing or obligating ACCORD to do any of the foregoing, (b) no loss, destruction or damage to any material property or asset of ACCORD, whether or not insured, (c) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by ACCORD otherwise than for fair value and in the ordinary course of business, (d) no discharge or satisfaction by ACCORD of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Balance Sheets, or current liabilities incurred since the date thereof in the ordinary course of business, (e) no sale, assignment or transfer by ACCORD of any of its tangible or intangible assets except in the ordinary course of business, cancellation by ACCORD of any debts, claims or obligations, or mortgage, pledge, subjection of any assets to any lien, charge, security interest or other encumbrance, or waiver by ACCORD of any rights of value which, in any such case, is material to the business of ACCORD, (f) no payment of any material bonus to or material change in the compensation of any director, officer or employee, whether directly or by means of any bonus, pension plan, contract or commitment, (g) no write-off or material reduction in the carrying value of any asset which is material to the business of ACCORD, (h) no disposition or lapse of rights as to any intangible property which is material to the business of ACCORD, (i) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of ACCORD, (j) no agreement to do any of the things described in this Section 4.5, and (k) no material adverse change in the condition

(financial or otherwise) of ACCORD or in its assets, liabilities, properties, business, or prospects.

         4.6 TAX MATTERS. ACCORD has, since its inception, accurately prepared and duly filed all federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to ACCORD. Copies of all such tax returns have been made available for inspection by COMPSPORTS and the Shareholders prior to the execution hereof. All federal, state, county and local taxes, including but not limited to those taxes due with respect to ACCORD's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll, and inventory due and payable as of the date of the Closing by ACCORD have been paid or will be paid prior to the time they become delinquent. The amount reflected in the Balance Sheets of ACCORD as liabilities or reserves for taxes which are due but not yet payable is sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

         4.7 NO PENDING MATERIAL LITIGATION OR PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best knowledge of ACCORD, threatened against or affecting ACCORD (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the shareholders, officers or directors of ACCORD in connection with the business, operations or affairs of ACCORD, which might result in any material adverse change in the business, properties or assets, or in the condition (financial or otherwise) of ACCORD, or which question or challenge the Reorganization. ACCORD is not subject to any voluntary or involuntary proceeding under applicable bankruptcy laws and has not made an assignment for the benefit of creditors.

         4.8 COMPLIANCE WITH LAWS. ACCORD (i) holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted and which the failure to so hold would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of ACCORD, and (ii) has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, which the failure to comply with would have a material adverse effect upon the business, properties, or assets, or the condition (financial or otherwise) of ACCORD.

         4.9 DISCLOSURE. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to COMPSPORTS or the Shareholders by or on behalf of ACCORD in connection with the transactions contemplated by this Agreement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to be stated in order to make the statements contained herein or therein, when taken as a whole, not misleading. ACCORD has no knowledge of any fact which has not been disclosed in writing to COMPSPORTS or the Shareholders which may reasonably be expected to materially and adversely affect the business, properties, operations, and/or prospects of ACCORD or the ability of ACCORD to perform all of the obligations to be performed by ACCORD under this Agreement and/or any other agreement between COMPSPORTS and ACCORD to be entered into pursuant to any provision of this Agreement.

         4.10 SUBSIDIARIES. ACCORD has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever except as reflected in the ACCORD Financial Statements.

         4.11 OFFERING. Subject to the accuracy of the Shareholders representations in Section 5.4 hereof, the offer, sale, and issuance of the ACCORD Shares to be issued in conformity with the terms of this Agreement and the transactions contemplated hereby, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from all applicable state registration or qualification requirements.

         4.12 REAL PROPERTY. ACCORD has no real property owned by or leased to and occupied or subleased by it, and ACCORD neither owns nor leases, nor occupies, any other real property.

         4.13 TANGIBLE PERSONAL PROPERTY. ACCORD owns no personal property and is not a party to any leases of tangible personal property.

         4.14 ACCOUNTS RECEIVABLE. ACCORD has no accounts receivable.

         4.15   INVENTORY.   ACCORD  has  no   inventories   of  raw  materials,
work-in-process, or finished goods.

         4.16 CONTRACTS AND COMMITMENTS. ACCORD has no contract, agreement, obligation or commitment, written or oral, expressed or implied, which involves a commitment or liability of ACCORD in excess of $1,000, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases, or bonus, health or stock option plans, except as described in Exhibit "K." True and complete copies of all such contracts and other agreements listed in Exhibit "J" have been made available to COMPSPORTS prior to the execution hereof. ACCORD has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein has not been and shall not be materially and adversely affected by the execution and delivery of this Agreement without any further action. ACCORD has no contract, agreement, obligation or commitment which requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts, nor which is likely to be materially adverse to ACCORD's business, assets, condition (financial and otherwise), or prospects.

         4.17 PROPRIETARY INFORMATION. ACCORD does not have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of ACCORD, nor does any present or former shareholder, officer, director or employee of ACCORD own any patent rights relating to any products manufactured, rented or sold by ACCORD.

         4.18     INSURANCE.  ACCORD maintains no insurance policies.

         4.19 ARRANGEMENTS WITH EMPLOYEES; LABOR RELATIONS. No stockholder, director, officer or employee of ACCORD is presently a party to any transaction with ACCORD, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There are no bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement. ACCORD has no obligations under any collective bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement, or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of ACCORD presently seeking the right to enter into collective bargaining with ACCORD on behalf of any of its employees. ACCORD has furnished COMPSPORTS with a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing, and commissions policies applicable to any of ACCORD's employees.

         4.20 BANK ACCOUNTS. All bank and savings accounts, and other accounts at similar financial institutions, of ACCORD existing at date of Closing are listed on Exhibit "L." Exhibit "L" contains a list of the name of each person or entity authorized to sign on the bank accounts, borrow money, or incur or guarantee indebtedness on behalf of ACCORD.

         4.21 POWERS OF ATTORNEY. No valid powers of attorney from ACCORD to any person or entity exist as of the date of this Agreement.

         4.22 ABSENCE OF QUESTIONABLE PAYMENTS. To the best of its knowledge, neither ACCORD nor any shareholder, director, officer, agent, employee, consultant or other person associated with or acting on behalf of any of them, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payments to governmental officials or others from corporate funds, engaged in any payments or activity which would be deemed a violation of the Foreign Corrupt Practices Act or rules or regulations promulgated thereunder, or (iii) established or maintained any unlawful or unrecorded accounts.

         4.23 REPORTING REQUIREMENTS. ACCORD has complied with and will maintain its compliance with all of the reporting requirements under the Act and the Securities Exchange Act of 1934, as amended, through the Closing Date.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                               OF THE SHAREHOLDERS

         Each of the Shareholders, severally and not jointly, represent and warrant to and covenant with ACCORD, as of the date hereof, as follows:

         5.1 AUTHORITY. The Shareholders have full rights, power, and authority to enter into this Agreement; the execution, delivery, and performance of this Agreement by the Shareholders and the consummation by the Shareholders of the transactions contemplated hereby will not conflict with or result in a breach of any agreement to which the Shareholders are parties and which a conflict or breach thereof would have a material adverse effect upon the Shareholders or the Shareholders' properties or assets.

         5.3 TITLE. The Shareholders have valid and marketable title to the number of Shares set forth opposite such Shareholder's name on Exhibit "A," free and clear of any pledge, lien, security interest, or encumbrance other than pursuant to this Agreement. As of the Closing Date there is no lien, charge, mortgage, pledge, conditional sale agreement, or other encumbrance of any kind or nature recorded in the book of registry of shareholders of COMPSPORTS with respect to any of the Exchanged Shares owned by the Shareholders and the Exchanged Shares set forth in Exhibit "A" are duly registered in the name of the Shareholders as set forth in Exhibit "A."

         5.4 RESTRICTED STOCK. The Shareholders acknowledge that the Exchanged Shares being issued to the Shareholders hereunder will be issued by ACCORD without registration or qualification or other filings being made under the Act, or the securities or "blue sky" laws of any state, in reliance upon specific exemptions therefrom, and in furtherance thereof the Shareholders represent that they are acquiring and will hold the shares to be delivered hereunder for their own accounts, for investment only, and not for distribution within the meaning of the U.S. federal securities laws. The Shareholders acknowledge that a legend, substantially in the following form, shall be placed upon the face of each certificate representing any of ACCORD Shares being delivered to the Shareholders hereunder:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE RESTRICTED SECURITIES, AND NO OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR THE SECURITIES REPRESENTED HEREBY, OR OF ANY INTEREST HEREIN, MAY BE MADE WITHOUT SUCH REGISTRATION
         UNLESS, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1      TAXES AND EXPENSES.

                  6.1.1 Except as otherwise expressly provided in 6.1.2 immediately below, each of COMPSPORTS and ACCORD shall pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them. The parties represent and warrant that no brokerage, finders' or other similar fees are being paid by any of the parties in connection with this Agreement.

                  6.1.2 The Shareholders shall pay all income taxes, if any, which become due on account of the sale and transfer of the Exchanged Shares to ACCORD.

                  6.1.3 The representations and warranties of COMPSPORTS, the Shareholders, and ACCORD contained herein and in any other document or instrument delivered by or on behalf of COMPSPORTS and/or the Shareholders or on behalf of ACCORD pursuant hereto, as such may be qualified in Exhibits "G" or "J," respectively, shall survive the Closing and any investigations made by or on behalf of ACCORD made prior to the Closing, and shall remain in full force and effect for a period of two full years from the date of the Closing the ("Warranty Period"), and thereupon expire.

         6.2 OTHER DOCUMENTS. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

         6.3 PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the heirs, personal representatives, successors and assigns of ACCORD, the Shareholders, and COMPSPORTS, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

         6.4 Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware.

         6.5 NOTICES. Any notice or the delivery of any item to be delivered by a party hereto shall be delivered personally, by U.S. mail, return receipt requested, or by Federal Express, next-day delivery. Any personal delivery made shall be deemed to have been made upon the execution of a receipt for the item to be delivered by the party to whom delivery is made. Delivery by U.S. mail or Federal Express shall be deemed to have been made when delivered by Federal Express to the party to whom addressed. All such deliveries shall be made to the following addresses, or such other addresses as the parties may have instructed the others in accordance with the provisions of this Paragraph:

(a)      If to ACCORD:              ACCORD VENTURES, INC.
                                            1224 Avenue Road
                                            Toronto, Ontario M5N 2G6
                                            Canada

(b)      If to COMPSPORTS
         or the Shareholders:       COMPSPORTS USA, INC.
                                            c/o Gibson, Haglund & Paulsen
                                            2 Park Place, Suite 450
                                            Irvine, California  92614

         With copies to:            Bruce H. Haglund, Esq.
                                            Gibson, Haglund & Paulsen
                                            2 Park Place, Suite 450
                                            Irvine, California  92614

Any party hereto may change its address by written notice to the other party given in accordance with this Section 6.5.

         6.6 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contains the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by ACCORD, COMPSPORTS, and the Shareholders.

         6.7 SEVERABILITY. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any court, department, official, political subdivision, agency or other instrumentality of any government, whether state, local or federal, the remaining provisions of this Agreement to the extent permitted by law shall remain in full force and effect. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision hereof invalid or unenforceable in any respect.

         6.8 HEADINGS. The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

         6.9 ATTORNEYS' FEES. In the event of any litigation  between ACCORD and
COMPSPORTS,   the  non-prevailing  party  shall  pay  the  reasonable  expenses, including the attorneys' fees, of the prevailing party in connection therewith.

         6.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

         6.11 GENDER. Whenever the content of this Agreement requires, the masculine gender shall include the feminine or neuter, and the singular number shall include the plural.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

ACCORD VENTURES, INC.                           COMPSPORTS USA, INC.
a Nevada corporation                            a Nevada corporation

By: ____________________________                By: ____________________________
         ALLEN WILSON,                                   TROY DAVIS,
         President                                       Chief Executive Officer


SHAREHOLDERS:



(Signature)                                                   (Signature)



(Print Name)                                                  (Print Name)